                                                                   Exhibit 10.17

                          SECOND AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

     This Second Amended and Restated Stockholders' Agreement (this "Agreement") is entered into as of February 25, 2000, by and among the parties listed on the signature page hereto (together with persons who become parties pursuant to Sections 4 or 10(a), the "Stockholders") and DoveBid, Inc., a Delaware corporation ("Company").

                                  BACKGROUND

     A. Company has issued shares of Common Stock and Series A and B Preferred Stock and has entered into the Amended and Restated Stockholders Agreement, dated October 18, 1999 (the "Prior Agreement") with the holders of such shares (the "Prior Stockholders") for the purpose of regulating certain aspects of their relationship with regard to their ownership of the Series A and B Preferred Stock; and

     B. Company and certain of the Stockholders (the "New Stockholders") are parties to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement"); and

     C. To induce Company to enter into the Series C Agreement and to induce the New Stockholders to invest funds in Company pursuant thereto, the Prior Stockholders and Company have agreed to enter into this Agreement with the New Stockholders, intending that this Agreement shall supercede the Prior Agreement and shall hereafter regulate certain aspects of their relationship with regard to their ownership of the Series A and B Preferred Stock, the Common Stock and the Series C Preferred Stock of Company (collectively, "Company Stock");

     Now therefore, the parties hereby agree as follows.

     1.  Authorization.  Each Stockholder hereby represents and warrants to
         -------------
Company and to each other that such Stockholder has full power and authority to execute, deliver and perform such Stockholder's obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with the terms hereof, except that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     2.  Restrictions on Sale of Company Stock.
         -------------------------------------

         (a) Except as provided in Sections 3, 4 and 8 of this Agreement, The Dove Holdings Corporation, a California corporation, Ross Dove and Kirk Dove (collectively, the "Doves") shall not sell, transfer, assign, pledge, hypothecate or encumber any of the shares of Company's Common Stock (the "Common Stock") owned by them, except that, after October 18, 1999:

               (i) The Doves may sell up to an aggregate of 2,000,000 shares of Common Stock to any other person or entity;

               (ii) The Doves may sell up to an additional 2,000,000 shares of Common Stock in the aggregate, subject to a right of first refusal by Company (or its assignee or assignees) pursuant to the provisions of
     Section 3, provided that (A) Company shall only have ten (10) days to make
                --------
     the election provided for in Section 3(c) and (B) if and to the extent Company (or its assignee or assignees) does not exercise such right of first refusal, the Doves may sell such shares during the six-month period provided in Section 3(e) below; and

               (iii) The Dove Holdings Corporation may sell up to an additional 2,000,000 shares of Common Stock pursuant to the Second Amended and Restated Put/Call Agreement, dated as of even date herewith, as such Agreement may be amended hereafter, between The Dove Holdings Corporation and Fremont Ventures I, L.P.

The restrictions set forth in this Section 2(a) shall apply until (i) the closing of a bona fide, firm-commitment, underwritten public offering of Common Stock registered under the Securities Act of 1933, as amended (the "Act") raising gross proceeds of at least $50,000,000 in the aggregate; provided, that
                                                                 --------
immediately after such closing the Company's Common Stock is listed on a national securities exchange or over-the-counter market (a "Qualifying IPO"); or
(ii) any sale of all or substantially all of the assets of Company or any transfer of Company's capital stock in connection with a sale of Company, whether such sale is effected by merger, consolidation, sale of assets or sale or exchange of stock representing more than fifty percent (50%) of the voting power of the stock of Company (in terms of number of votes for the election of directors) other than pursuant to the Series C Agreement (a "Company Sale").

         (b) Notwithstanding anything else herein to the contrary, no Stockholder may transfer or attempt to transfer any Company Stock that is unvested or otherwise subject to an option to repurchase by Company (provided that the Doves will not violate this restriction if they continue to own, directly or indirectly, at least the number of shares that are subject to repurchase pursuant to Section 8 below).

         (c) No Stockholder may transfer any Company Stock to a competitor of Company, or to any shareholder, partner or other beneficial holder of an equity ownership interest in a competitor of Company, other than pursuant to a merger, combination, or other transaction approved by the Board of Directors of Company. This Section 2(c) shall not apply to those transfers set forth in Section 3(f) below.

     3.  Rights of First Refusal.
         -----------------------

         (a) Except as provided in Sections 2, 4 and 8 hereof, before any shares of Company Stock, or any beneficial interest herein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by any of the Stockholders (a "Selling Stockholder"), such shares shall first be offered to Company and the other Stockholders as set forth below.

         (b) Selling Stockholder shall deliver a notice (the "Notice") to Company stating (i) such Stockholder's bona fide intention to sell or transfer such shares, (ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it proposes to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to Section 3(d) hereof) and the terms of payment of that price and other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. A Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of Company Stock other than for money or an obligation to pay money.

         (c) For a period of thirty (30) days after receipt of the Notice, Company shall have the right to purchase all of the Noticed Shares. The price per share of the Noticed Shares purchased by Company pursuant to this Section 3 shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section 3(d) hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice. If Company does not elect to purchase all the Noticed Shares, it shall give written notice to the other Stockholders within the thirty (30) day period following receipt of the Notice, and for a period of twenty (20) days after receipt of the aforementioned notice from Company, the other Stockholders shall have the right to purchase pro rata all of the Noticed Shares not purchased by Company (the "Remaining Shares") (pro rata on the basis of those Stockholders that elect to purchase such Remaining Shares and the number of shares of Company Stock held by each) on the same terms and conditions as set forth in the Notice. The price per share of the Noticed Shares purchased by the Stockholders pursuant to this Section 3 shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to
Section 3(d) hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice.

         (d) In the case of a transfer of shares of Company Stock not involving a sale, the fair market value of the shares shall be determined by agreement between Company and the transferor or, if they are unable to agree, by an independent appraiser mutually agreed upon by the parties based upon a valuation of Company and its subsidiaries as a going concern. This determination will be final and binding upon all parties and persons claiming under or through them. Anything in this Section 3(d) to the contrary notwithstanding, if a Selling Stockholder is not satisfied with the determination of fair market value, such Stockholder may elect not to proceed with the proposed transfer of shares of Company Stock not involving a sale and retain such shares under this Agreement.

         (e) If Company and/or the other Stockholders do not elect to purchase all of the shares of Company Stock to which the Notice refers as provided in
Section 3(b) hereof, then none of the shares shall be purchased (unless the Selling Stockholder elects otherwise during the 20-day period set forth in
Section 3(c) hereof), and the Selling Stockholder may sell or transfer all (but not less than all) of the shares to any purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within six (6) months after the date of the Notice to Company.

         (f) Notwithstanding subsections (a) through (e) of this Section 3, this Section 3 shall not apply to transfers: (i) in connection with or at any time subsequent to a Qualifying IPO; or (ii) as a result of or at any time after a Company Sale.

     4.  Exempt Transfers.  The provisions of Sections 2(a), 2(c) and 3 shall
         ----------------
not apply to any of the following transfers of Company Stock (provided, that the
                                                              --------
transferee shall acknowledge and agree, in a writing satisfactory to Company, to be bound by the terms of this Agreement and shall execute and deliver to Company a joinder as set forth in Exhibit A to such effect): (a) in the case of a
                          ---------
Stockholder who is an individual, any transfer, either during his lifetime or on death by will or intestacy, to (i) his ancestors, descendants, spouse, brothers, sisters, nephews or nieces, or (ii) any trust, family partnership or similar entity or any custodian, trustee, executor, administrator or other personal representative for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces, or (b) in the case of a Stockholder which is an entity, any transfer to
(i) another entity or individual that, directly or indirectly, controls, is controlled by, or is under common control with such Stockholder, or (ii) any current or former partners or members of such Stockholder.

     5.  Restriction on Public Sale.  Anything to the contrary herein
         --------------------------
notwithstanding, in the event that Company files a registration statement with respect to an underwritten public offering under the Act in which any class of Company's equity securities is offered, no Stockholder (excluding any Stockholder who is subject to the market-standoff set forth in that certain Second Amended and Restated Investor' Rights Agreement dated the date hereof between Company and the investors in Company's Series A, B and/or C Preferred Stock, as such Agreement shall hereafter be amended) shall effect any public sale or distribution of any of the shares of Company Stock (which shares, for the purposes of this Section 5, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Company Stock) or any of Company's other equity securities, or of any securities convertible into or exchangeable for such securities other than securities sold in such public offering, during the period beginning ten (10) days before the filing of such registration statement with the Securities and Exchange Commission and ending one hundred eighty (180) days after such registration statement has become effective or ten (10) days after it has been withdrawn.

     6.  Register of Securities; Removal of Restrictions on Transfer.
         -----------------------------------------------------------

         (a) Company or its duly appointed agent shall maintain separate registers for the shares of each class and series of Company Stock, in which it shall register the issue and sale of all such respective shares. Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with this Agreement. All transfers of such securities shall be recorded on the register maintained by Company or its agent, and Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until Company or its agent is required to record a transfer of such securities on its register. Subject to the other provisions of this Agreement restricting or prohibiting transfers, Company or its agent shall be required to record any such transfer when it receives the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

         (b) Any legend endorsed on a certificate evidencing shares of Company Stock and the stop transfer instructions and record notations with respect to such shares shall be removed and Company shall issue a certificate without such legend to the holder of such shares of Company Stock (i) if such shares are registered under the Act, or (ii) if a notification under Regulation A under the Act is in effect with respect thereto, or (iii) if such shares may be sold under Rule 144 or Rule 144A under the Act.

         (c) In addition to any legends required by securities laws, each stock certificate or other document evidencing shares of Company Stock or other securities held by a Stockholder shall bear a legend in substantially the following form until such legends may be removed in accordance with this
Agreement:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT, WHICH CONTAINS RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL, RIGHTS OF REPURCHASE, AND VOTING RIGHTS. A COPY OF SAID STOCKHOLDERS'AGREEMENT MAY BE OBTAINED FROM THE COMPANY BY THE HOLDER OF SUCH CERTIFICATE."

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM."

     7.  Enforcement: Violation of Transfer Provisions.
         ---------------------------------------------

         (a) The parties acknowledge that the remedy at law for any breach or violation of the provisions of this Agreement shall be inadequate and that, in the event of any such breach or violation, Company and/or the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

         (b) Company shall not be required (i) to transfer on its books any shares of Company Stock or other securities that shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares of Company Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     8.  Repurchase of Dove Stock
         ------------------------

         (a) Subject to Section 8(b) below, Company (or its assignee or assignees) shall have the option, but not the obligation, to purchase up to a maximum of 3,467,424 shares of the Common Stock then held by the Doves (adjusted for stock splits, dividends, recapitalizations and the like) if Ross Dove or Kirk Dove should terminate his employment with Company due to death or "Disability" (as defined below). In the event the repurchase provided for in this Section 8 is exercised, unless otherwise agreed among the Doves, each of the Doves will be required to sell a portion of such Dove's Common Stock in proportion to the number of shares held by such Dove immediately prior to the death or Disability that triggered the repurchase right, divided by the total number of shares of Common Stock held by all of the Doves at that time. The repurchase price shall be $0.33 per share (adjusted for stock options, dividends, recapitalizations and the like), payable in cash. Company may exercise its repurchase option by written notice within 60 days after such termination of employment. The closing of such repurchase shall occur within 75 days after such termination of employment.

         (b) The number of shares subject to the repurchase option shall be reduced by 866,856 (25%) on June 4 of each year commencing on June 4, 2000, so that Company will have no repurchase option on and after June 4, 2003. Company's repurchase option shall also terminate on the first to occur of a Qualifying IPO or a Company Sale.

         (c) If and for so long as Company has such repurchase option, it shall purchase and maintain term life insurance on the lives of Ross Dove and Kirk Dove. The coverage amount of each policy shall be an amount not less than the product of (i) the maximum number of shares subject to the repurchase option at such time, and (ii) $0.44 per share. The beneficiaries of each policy shall be as designated by Ross Dove and Kirk Dove from time to time.

         (d) For purposes of this Agreement, "Disability" means that either Ross Dove or Kirk Dove has been unable substantially to perform his duties for Company for a period of at least three months because of a physical or mental disability, and at the end of such period, a fully-qualified physician reasonably selected by Company certifies that it appears likely that he will be unable substantially to perform his duties for an indefinite additional period of time because of such physical or mental incapacity.

          9.  Board of Directors of Company.  Pursuant to Article Fifth, Section
              -----------------------------
6, of Company's Amended and Restated Certificate of Incorporation, as such Section may hereafter be amended (the "Certificate"), the Stockholders have the right to elect certain members of Company's Board of Directors (the "Board").
In accordance with the Certificate, the Stockholders agree:

               (a) To nominate to the Board such person or persons who shall be reasonably acceptable to Company; and

               (b) So long as the holders of the Series C Preferred Stock have the right to elect two members of the Board and (i) SOFTBANK Capital Partners LP and/or SOFTBANK Capital Advisors Fund LP remains a holder of at least 75% of the shares of the Series C Preferred Stock they acquired pursuant to the Series C Agreement or the Common Stock into which such securities may have been converted, then SOFTBANK Capital Partners LP ("SOFTBANK") shall have the right to nominate the first member of the Board and (ii) the affiliates of TPG Partners III, L.P. who are parties to this Agreement (collectively, "TPG") hold, as a group, at least 75% of the shares of Series C Preferred Stock they acquired pursuant to the Series C Agreement or the Common Stock into which such securities may be converted, then TPG shall have the right to nominate the second member of the Board, the name of which nominee shall be conveyed by TPG Partners III, L.P. to the Company; provided, however, that TPG's's right to nominate the
                  --------
     second members of the Board will terminate when (i) the number of outstanding shares of Series C Preferred Stock falls below 15,000,000 and the SOFTBANK entities specified above continue to hold the type and the number of shares specified for the SOFTBANK entities above or (ii) the number of outstanding shares of Series C Preferred Stock falls below 7,500,000; and

               (c) Each Executive and Audit Committee of the Board, if any, shall be comprised of at least one member of the Board designated only by directors elected by the holders of the Series C Peferred Stock; and

               (d) There shall be a compensation committee of the Board (the "Compensation Committee") which shall be comprised of at least the two members of the Board, one designated only by directors elected by the holders of Series A or B Preferred Stock and one designated only by directors elected by the holders of Series C Preferred Stock, and the compensation, including, without limitation, salary, bonus and other benefits and perquisites, of each officer of the Company and its subsidiaries shall be subject to approval by a majority of the Compensation Committee.

Each of the Stockholders shall appear in person or by proxy at any annual or special meeting of Stockholders for the purpose of obtaining a quorum for the election of directors and shall vote the shares of Company Stock owned by such Stockholder, either in person or by proxy, at any annual or special meeting of stockholders of Company called for the purpose of voting on the election of directors or by written consent of stockholders with respect to the election of directors, in favor of the election of the directors nominated and approved in accordance with the Certificate and this Section 9. No Stockholder shall grant any proxy or enter into and agree to be bound by any voting trust with respect to Company Stock held by such Stockholder, nor shall any Stockholder enter into any stockholder agreements or arrangements of any kind with any person with respect to Company Stock, that is inconsistent with the provisions of this Agreement. The Company shall reimburse the reasonable travel expenses incurred by each of the members of the Board in fulfillment of his or her duties to the Company. The provisions of this Section 9 shall terminate on the first to occur of a Qualifying IPO or a Company Sale.

     10.  General Provisions.
          ------------------

         (a)   After-Acquired Shares.  All of the provisions of this Agreement
               ---------------------
apply to (a) all of the shares of Company Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder and (b) all securities and instruments (i) received by a Stockholder as a dividend on or other payment made to holders of Company Stock, or (ii) issued in connection with a split of Company Stock or as a result of any exchange for or reclassification of Company Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires shares of Company Stock may become a party to and bound by all or any portion of this Agreement by executing a Joinder substantially in the form attached hereto as Exhibit A.
                   ---------

         (b)   Rights and Obligations of Transferees. If a Stockholder transfers
               -------------------------------------
any or all of its shares of Company Stock to any person, such person and each subsequent transferee shall have the same rights hereunder as are applicable to the transferring Stockholder, and shall be subject to the same obligations as are imposed upon, such Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. Company will not record any transfer of Company Stock that was made in violation of any provision of this Agreement.

         (c)   Owner of Shares. The person in whose name shares of Company Stock
               ---------------
or other securities of the Company are registered in the stock books of Company shall be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

         (d)   Notices. All notices, requests, consents and other communications
               -------
required or permitted hereunder shall be in writing and shall be deemed to have been given for all purposes upon (i) personal delivery, (ii) one day after being sent, when sent by professional overnight courier service from and to locations within the United States, (iii) five days after posting when sent by registered or certified mail, or (iv) on the date of transmission when sent by facsimile and when receipt has been confirmed, addressed (A) if to Company at the address or facsimile number, as applicable set forth on the signature pages hereto; or
(B) if to any Stockholder, addressed to such Stockholder at its address or facsimile number, as applicable, as shown on the stock register maintained by Company. The addresses for the purposes of this Section 10(d) may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

         (e)   Severability.  The parties hereto agree that the terms and
               ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement, which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

         (f)   Governing Law; Parties in Interest.  This Agreement shall be
               ----------------------------------
governed by, and construed and enforced in accordance with, the laws of the State of California as applied to contracts entered into in California by residents in such State and to be performed entirely within California. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

         (g)   Modification, Amendment and Waiver.  The provisions of this
               ----------------------------------
Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (i) the Stockholders then holding at least 66.7% of the then outstanding Company's Series A, B and C Preferred Stock (voting together as a single class on an as-converted basis), (ii) the Stockholders then holding a majority of Common Stock then outstanding, and (iii) to the extent that any amendment, modification or supplement to this Agreement would materially change the rights or obligations of Company or any Stockholder in a manner different from any other Stockholder hereunder, Company or such Stockholder. Any amendment, modification, supplement or waiver effected in accordance with this Section shall be binding on Company and each Stockholder and their permitted transferees, successors and assignees. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

         (h)   Integration.  This Agreement, together with Exhibit A hereto and
              -----------
the documents and agreements referred to herein, constitute the entire agreement of the parties with respect to the specific subject matter hereof (e.g. transfer restrictions, rights of first refusal, restrictions on public sale and voting rights) and thereof and supersedes all prior agreements and negotiations with respect thereto, including but not limited to the Prior Agreement. Notwithstanding the foregoing, certain parties hereto may have entered into stock purchase agreements that contain provisions with regard to "vesting" of shares and repurchase options in favor of Company. Those agreements are specifically agreed to deal with a subject matter different from the subject matter hereof and are therefore not superseded by this Agreement and are specifically acknowledged to remain in full force and effect.

         (i)   Headings and Pronouns.  The headings of the sections and
               ---------------------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Whenever used herein, words importing the singular shall include the plural and words importing the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

         (j)   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same agreement.

         (k)   Injunctive Relief.  Without intending to limit the remedies
               -----------------
available to any party, the parties hereto acknowledge that a breach of any of the covenants contained in this Agreement may result in material irreparable injury to the other parties for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the other parties, or any of them, shall be entitled to obtain a temporary restraining order and a preliminary or permanent injunction restraining or requiring actions prohibited or required by this Agreement or such other relief as may be required to enforce specifically any of the covenants of this Agreement.

                            [Signature Pages Follow]

     In Witness Whereof, the parties hereto have executed this Stockholders' Agreement as of the day and yea first above written.

                                  COMPANY:
                                  -------

                                  DOVEBID, INC.

                                  By:__________________________________________
                                  Its:  President
                                  Address:   1241 East Hillsdale Blvd.
                                             Foster City, CA  94404
                                             Facsimile No.: 650-571-5980
                                             Attention: Chief Executive Officer

                                  STOCKHOLDERS:
                                  ------------

                                  THE DOVE HOLDINGS CORPORATION

                                  By:__________________________________________
                                  Its:

                                  _____________________________________________
                                  ROSS DOVE

                                  _____________________________________________
                                  KIRK DOVE

                                  KOLL MANAGEMENT SERVICES, INC.

                                  By:__________________________________________
                                  Its:

                                  BAIN & COMPANY, INC.

                                  By:__________________________________________
                                  Its:  Vice President

                                  COMDISCO, INC.


                                  By:__________________________________________

                                  Title:_______________________________________

                                  FREMONT VENTURES I, L.P.
                                  a Delaware limited partnership
                                  By:  FV, L.P., its General Partner
                                  By:  Fremont Resources, Inc.
                                             its General Partner

                                  By:__________________________________________
                                  Its:


                                  F&W INVESTMENTS 2000


                                  By:__________________________________________
                                  It's:  General Partner

                                  MAYFIELD X, L.P.
                                  By:      Mayfield X Management, L.L.C.
                                  Its:     General Partner

                                  By:__________________________________________
                                  Its:     Managing Director

                                  MAYFIELD ASSOCIATES FUND V, L.P.
                                  By:      Mayfield X Management, L.L.C.
                                  Its:     General Partner

                                  By:__________________________________________
                                  Its:     Managing Director

                                  MAYFIELD PRINCIPALS FUND, L.L.C.
                                  By:      Mayfield X Management, L.L.C.
                                  Its:     Managing Member

                                  By:__________________________________________
                                  Its:     Managing Director

                                  SOFTBANK CAPITAL PARTNERS LP
                                  a Delaware limited partnership
                                  By: SOFTBANK Capital Partners LLC
                                  its General Partner

                                  By:__________________________________________
                                  Its:

                                  SOFTBANK CAPITAL ADVISORS FUND LP
                                  a Delaware limited partnership
                                  By: SOFTBANK Capital Partners LLC
                                  its General Partner

                                  By:__________________________________________
                                  Its:


                                  SUN MICROSYSTEMS, INC.


                                  By:__________________________________________
                                  Its:


                                  TPG PARTNERS III, L.P.
                                  By:   TPG GenPar III, L.P.
                                  By:   TPG Advisors III, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________

                                  TPG PARALLEL III, L.P.
                                  By:   TPG GenPar III, L.P.
                                  By:   TPG Advisors III, Inc.

                                  By:__________________________________________

                                  Title:_______________________________________

                                  TPG INVESTORS III, L.P.
                                  By:   TPG GenPar III, L.P.
                                  By:   TPG Advisors III, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________

                                  T/3/ PARTNERS, L.P.
                                  By:   T/3/ GenPar, L.P.
                                  By:   T/3/ Advisors, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________

                                  T/3/ PARALLEL, L.P.
                                  By:   T/3/ GenPar, L.P.
                                  By:   T/3/ Advisors, Inc.

                                  By:__________________________________________

                                  Title:_______________________________________

                                  T/3/ INVESTORS, L.P.
                                  By:   T/3/ GenPar, L.P.
                                  By:   T/3/ Advisors, Inc.

                                  By:__________________________________________

                                  Title:_______________________________________

                                  FOF PARTNERS III, L.P.
                                  By:   TPG GenPar III, L.P.
                                  By:   TPG Advisors III, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________


                                  FOF PARTNERS III-B, L.P.
                                  By:   TPG GenPar III, L.P.
                                  By:   TPG Advisors III, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________


                                  TPG DUTCH PARALLEL III, C.V.
                                  By:   TPG GenPar III, L.P.
                                  By:   TPG Advisors III, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________


                                  T/3/ DUTCH PARALLEL, C.V.
                                  By:   T/3/ GenPar, L.P.
                                  By:   T/3/ Advisors, Inc.


                                  By:__________________________________________

                                  Title:_______________________________________

                                  T.H. eVENTURE PTE LTD


                                  By:__________________________________________
                                  Its:

                                  YAHOO! INC.

                                  By:__________________________________________
                                  Its:


                                  DATA STREAM SYSTEMS, INC.

                                  By:__________________________________________
                                  Its: